Exhibit 10.2

BIO-PATH HOLDINGS, INC.
2022 STOCK INCENTIVE PLAN

INCENTIVE STOCK OPTION AWARD AGREEMENT

This Incentive Stock Option Award Agreement (the “Agreement”) is made and entered into as of the award date set forth below (the “Award Date”) by and between Bio-Path Holdings, Inc., a Delaware corporation (the “Company”), and the participant named below (the “Participant”). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company’s 2022 Stock Incentive Plan (the “Plan”).

Participant: ___________________________________

Total Award Shares: ______ Shares

Exercise Price Per Share: $__________/Share

Award Date: ______ ___, 20__

Expiration Date: _______ ___, 20__

Section 1.              Grant of Award. The Company hereby grants to Participant Incentive Stock Options (this “Award”) to purchase the total number of Shares of the Company set forth above as Total Award Shares (the “Shares”) at the Exercise Price Per Share set forth above (the “Exercise Price”), subject to all of the terms and conditions of this Agreement and the Plan. These stock options (the “Stock Options”) are intended to qualify as “incentive stock options” under Code Section 422.

Section 2.              Vesting Schedule. The Award shall initially be unvested and unexercisable. The Award shall become exercisable upon vesting in accordance with the following schedule, provided the Participant is in Continuous Service with the Company (or an Affiliate) on the applicable Vesting Date. The Award shall vest over a four-year period, with one-fourth (1/4) of the Shares vesting on the first anniversary hereof (i.e., approximately [___] Shares) and the remaining Shares vesting thereafter in equal monthly increments equal to one-forty-eighth (1/48) of the Shares (i.e., approximately [___] Shares per month)(each such date, a “Vesting Date”).

Notwithstanding the foregoing, the Plan Administrator may, in its sole discretion, provide that the vesting of any or all Stock Options granted pursuant to this Agreement will accelerate immediately prior to the consummation of a Change in Control, provided the Participant remains in Continuous Service as of such date. If the Plan Administrator exercises such discretion with respect to the Stock Options, the Stock Options will become exercisable to the extent provided by the Plan Administrator prior to the consummation of the Change in Control at such time and on such conditions as the Plan Administrator determines, and any vested Stock Options not exercised prior to the consummation of such event shall terminate at such time as determined by the Plan Administrator.

Section 3.              Exercise of Stock Options. Each Stock Option shall be exercisable during the Award Term to the extent provided under this Section 3.

3.1           Exercise Period.

(i)             Voluntary Termination of Service. In the event Participant is terminated for any reason (other than upon Participant’s death, Disability, Retirement by a Director, or for Cause, or upon occurrence of a Breach Event), Participant may thereafter exercise the vested portion of this Award (to the extent that Participant was entitled to exercise this Award as of the Termination Date) but only within such period of time ending on the earlier of (A) the date that is three (3) months following Participant’s Termination Date and (B) the Expiration Date. If, after termination, Participant does not exercise this Award within the time specified herein, this Award shall terminate and will no longer be exercisable. Notwithstanding the foregoing, in the event a Participant has a change in capacity from an Employee of the Company to either a non-Employee Director or Consultant and the Participant fails to exercise this Award within the three (3)-month period following such Termination Date, the Incentive Stock Options granted hereunder shall become Non-Qualified Stock Options upon expiration of such three (3)-month period.

(ii)            Death of Participant. In the event Participant is terminated by reason of Participant’s death, Participant’s estate, heirs or designated beneficiary, as applicable, may thereafter exercise this Award (to the extent that Participant was entitled to exercise this Award as of the Termination Date) but only within such period of time ending on the earlier of (A) twelve (12) months following the Participant’s death and (B) the Expiration Date. If, after Participant’s death, Participant’s estate, heirs or designated beneficiary has not exercised this Award within the time specified herein, this Award shall terminate and will no longer be exercisable.

(iii)           Disability of Participant. In the event Participant is terminated by reason of Participant’s Disability, Participant (or his legal representative) may thereafter exercise this Award (to the extent that Participant was entitled to exercise this Award as of the Termination Date) but only within such period of time ending on the earlier of (A) twelve (12) months following the Participant’s Termination Date and (B) the Expiration Date. If, after termination, Participant, or his legal representative, has not exercised this Award within the time specified herein, this Award shall terminate and will no longer be exercisable.

(iv)           Termination for Cause or Occurrence of a Breach Event. Notwithstanding any provision herein to the contrary, in the event Participant is terminated for Cause or upon the occurrence of a Breach Event, this Stock Option, whether or not vested, shall immediately terminate and will no longer be exercisable.

(v)            Retirement of Director. In the event of the Retirement of a Participant who is a Director, such Participant shall be entitled to exercise this Award (to the extent that Participant was entitled to exercise this Award as of the date of Retirement) until the Expiration Date.

(vi)           Expiration of Stock Option. This Award will expire on the Expiration Date set forth above, or earlier as provided in this Agreement or the Plan.

3.2           Manner of Exercise.

(i)             Stock Option Exercise Agreement. To exercise this Award, Participant (or his legal representative, estate, heirs, or designated beneficiary, as the case may be) must deliver to the Company an executed Exercise Agreement in the form attached hereto as Appendix I, and, if applicable, spousal consent, and such other documents as may be required by the Company and the Plan Administrator. If someone other than Participant exercises this Stock Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise this Award under the Plan. The Award shall be deemed exercised as of the date: (i) the Company receives (A) the fully executed Exercise Agreement, including spousal consent if applicable and (B) payment of the aggregate Exercise Price, and (ii) all other applicable terms and conditions of this Agreement and the Plan are satisfied, as determined in the sole discretion of the Plan Administrator.

(ii)            Limitations on Exercise. This Award must be exercised in whole Shares and may not be exercised for less than one (1) Share.

(iii)           Payment. Except as otherwise permitted by the Plan Administrator, the Exercise Price for the Shares being purchased may be paid pursuant to the following methods:

(A)          by cash, wire transfer, certified check or bank draft;

(B)           by execution of a promissory note, to be submitted with a stock power, endorsed in blank relating to the Shares held as collateral for such note;

(C)           by “net exercise”, pursuant to which the Company withholds from the Shares that would otherwise be issued upon exercise of an Award that number of Shares with a Fair Market Value equal to the Exercise Price for the Award;

(D)           through a broker-dealer acting on behalf of Participant if (i) the broker-dealer has received a fully and duly endorsed copy of the Award Agreement and a fully and duly endorsed notice of exercise or purchase, along with written instructions signed by Participant requesting that the Company deliver Shares to the broker-dealer to be held in a designated account on behalf of Participant; (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon grant, exercise, or vesting; and (iii) the broker-dealer and Participant have otherwise complied with applicable securities laws;

(E)           through the delivery of unrestricted Shares having a Fair Market Value equal to the Exercise Price and owned by Participant for more than six (6) months (or such shorter or longer period of time as is necessary to avoid a charge to earnings on the Company’s financial statements) or that otherwise meet the conditions established by the Company to avoid adverse accounting consequences (as determined by the Company);

(F)           by any combination of the foregoing or other methods authorized by the Plan Administrator.

(iv)          Issuance of Shares. Upon satisfaction of the foregoing provisions of this subsection 3.2, Participant shall become a stockholder of record. The Company may, but is not required to, issue certificated Shares registered in the name of Participant, which may include the appropriate legends affixed thereto.

Section 4.              Consent of Spouse. If the Participant is married as of the date of this Agreement, the Participant’s spouse shall execute and deliver to the Company a Consent of Spouse in the form attached hereto as Appendix II, effective on the date hereof. Notwithstanding the execution and delivery thereof, such consent shall not be deemed to confer or convey to the spouse any rights in the Restricted Shares that do not otherwise exist by operation of law or the agreement of the parties. If the Participant should marry or remarry subsequent to the date of this Agreement, the Participant shall within 60 days thereafter obtain his or her new spouse’s acknowledgement of and consent to the existence and binding effect of all restrictions contained in this Agreement by such spouse’s executing and delivering a Consent of Spouse in the form of Appendix II.

Section 5.             Restrictions on Transfer. The Award may not be transferred in any manner other than by will or by the laws of descent and distribution and, during the lifetime of Participant, only Participant (or, in the event of Participant’s incapacity, Participant’s legal representative) may exercise this Stock Option.

Section 6.              No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Affiliate, or limit in any way the right of the Company or any Affiliate to terminate Participant’s employment or other relationship at any time, with or without Cause.

Section 7.             Rights as a Stockholder. Participant shall not have any of the rights of a stockholder as a result of the grant of this Award or the vesting of the Stock Options. Upon exercise of vested Stock Options, Participant shall become a stockholder of record and will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Participant until such time as Participant disposes of the Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date on which the SARs are exercised.

Section 8.             Compliance with Laws and Regulations. The exercise of a Stock Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s Common Stock may be listed at the time of such issuance or transfer.

Section 9.             Tax Consequences. Set forth below is a brief summary as of the effective date of the Plan of some of the federal and state tax consequences upon exercise of a Stock Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PARTICIPANT SHOULD CONSULT A TAX ADVISOR.

9.1           Grant of Award. There will be no regular federal or state income tax liability upon the grant of the Award.

9.2           Vesting of Award. There will be no regular federal or state income tax liability upon vesting of the Award. However, there may be federal and state employment taxes due upon vesting of the Award.

9.3           Exercise of Stock Option. There will be no regular federal or state income tax liability upon the exercise of the Stock Option, although the excess, if any, of the Fair Market Value of the Shares on the exercise date over the Exercise Price will be treated as a tax preference item for federal alternative minimum tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.

9.4           Disposition of Shares. If the Shares are held for more than one (1) year after the date of the transfer of the Shares pursuant to the exercise of a Stock Option and more than two (2) years after the Award Date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal and state income tax purposes. If Shares purchased hereunder are disposed of within the applicable one (1) year or (2) year periods, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the exercise date over the Exercise Price.

9.5           Tax Liability and Withholding. Notwithstanding any action the Company takes with respect to any or all income tax, social security, payroll tax, or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and the Company (i) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, vesting, or exercise of the Stock Options under this Award or the subsequent sale of any Shares acquired upon exercise of a Stock Option; and (ii) does not commit to structure this Award to reduce or eliminate the Participant’s liability for Tax-Related Items.

9.6           Non-Qualification of Stock Options. To the extent the Stock Options granted under this Award do not qualify as Incentive Stock Option (whether because of its provisions, the failure of the shareholders of the Company to authorize the issuance of Incentive Stock Options, the time or manner of its exercise or otherwise), such Stock Options, or the portion thereof which do not qualify as Incentive Stock Options, shall be deemed to constitute Non-Qualified Stock Options under the Plan, and shall be subject to tax treatment applicable to such types of Awards.

Section 10.            Notices. Any notice required to be given or delivered to the Plan Administrator or the Company under the terms of this Agreement shall be in writing (including a writing delivered by facsimile transmission or electronic mail) and addressed to the Plan Administrator at the principal corporate office of the Company. Any notice required to be given or delivered to Participant shall be in writing (including a writing delivered by facsimile transmission or electronic mail) and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Plan Administrator. All notices shall be deemed to have been given or delivered upon: (a) personal delivery; (b) five (5) days after deposit in the United States mail by certified or registered mail (return receipt requested); (c) one (1) business day after deposit with any return receipt express courier (prepaid); or (d) when receipt is acknowledged after transmission by facsimile or electronic mail.

Section 11.           Interpretation. Any dispute regarding the interpretation of this Agreement shall be resolved by the Plan Administrator, which decision shall be final and binding on the Company and Participant. In the event of an ambiguity, the Plan Administrator shall, to the extent necessary, interpret this Agreement in a manner that is intended to ensure that the Award is exempt from or compliant with Code Section 409A.

Section 12.            Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to applicable restrictions on transfer, this Agreement shall be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives and designated beneficiary.

Section 13.            Governing Law. To the extent not otherwise preempted by federal law, the validity, construction and effect of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its conflict of law principles.

Section 14.           Choice of Forum. Participant hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the state courts of Delaware (and if jurisdiction in the state courts of Delaware shall be unavailable, the Federal courts of the United States of America sitting in the state of Delaware), and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Exercise Agreement, the Shares issued in connection herewith or for recognition or enforcement of any judgment relating thereto, and Participant hereby (i) agrees not commence any such action or proceeding except in the state courts of Delaware (and if jurisdiction in the state courts of Delaware shall be unavailable, the Federal courts of the United States of America sitting in the state of Delaware), (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in the state courts of Delaware (and if jurisdiction in the state courts of Delaware shall be unavailable, the Federal courts of the United States of America sitting in the state of Delaware), and any appellate court from any thereof, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in the state courts of Delaware (and if jurisdiction in the state courts of Delaware shall be unavailable, the Federal courts of the United States of America sitting in the state of Delaware), and (iv) waives, to the fullest extent it may legally and effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding in the state courts of Delaware (and if jurisdiction in the state courts of Delaware shall be unavailable, the Federal courts of the United States of America sitting in the state of Delaware).

Section 15.           Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING RELATING TO A DISPUTE ARISING OUT OF OR RELATING TO THIS EXERCISE AGREEMENT AND FOR ANY COUNTERCLAIM WITH RESPECT THERETO.

Section 16.           Amendment of Award. The Plan Administrator may amend, modify or terminate this Agreement at any time prior to payment or exercise in any manner not inconsistent with the terms of this Plan; provided, however, that Participant’s rights under this Award shall not be impaired by such amendment unless (i) Participant consents in writing or (ii) the Plan Administrator determines that the amendment is required to ensure that the Award is exempt from or compliant with Code Section 409A.

Section 17.           Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

Section 18.           Discretionary Nature of Plan. The grant of this Award does not create any contractual right or other right to receive any Awards in the future. Future Awards, if any, will be at the sole discretion of the Plan Administrator. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of the Participant’s employment or other service relationship with the Company (or any Subsidiary or Affiliate).

Section 19.           Severability. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

Section 20.           Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Award Agreement.

Section 21.           Headings. The captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement.

Section 22.            Gender and Number. In construing this Agreement, any masculine terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also include the plural, except when otherwise indicated by the context.

Section 23.            Entire Agreement. The Plan is incorporated herein by reference. This Agreement and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof. If any inconsistency should exist between the nondiscretionary terms and conditions of this Agreement and the Plan, the Plan shall govern and control.

Section 24.            Acceptance. Participant hereby acknowledges that he has read and understands the terms and provisions of this Agreement, and accepts the Award subject to all the terms and conditions of the Plan and this Agreement. Participant has had an opportunity to obtain the advice of legal counsel prior to executing this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of this Award and disposition of the Shares, and that Participant should consult a tax advisor prior to such exercise or disposition. Participant attests that he is relying solely on such advisors and not on any statements or representations of the Plan Administrator, the Company, or any Affiliate, or any agents thereof. Further, Participant hereby acknowledges and understands that he (and not the Company) shall be solely responsible for his tax liability that may arise as a result of receiving this Award Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company and Participant have caused this Agreement to be executed in duplicate, effective as of the Award Date.

BIO-PATH HOLDINGS, INC.

By:

(Please print name)

(Please print title)

PARTICIPANT

(Signature)

(Please print name)

Address:

Facsimile:
E-mail:

[Signature Page to Incentive Stock Option Award Agreement]

APPENDIX I

INCENTIVE STOCK OPTION EXERCISE AGREEMENT

BIO-PATH HOLDINGS, INC.

2022 STOCK INCENTIVE PLAN

INCENTIVE STOCK OPTION EXERCISE AGREEMENT

This Incentive Stock Option Exercise Agreement (the “Exercise Agreement”) is made and entered into as of _____________________ (the “Effective Date”) by and between Bio-Path Holdings, Inc., a Delaware corporation (the “Company”), and the individual named below (the “Participant”) pursuant to the Bio-Path Holdings, Inc., 2022 Stock Incentive Plan (the “Plan”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Plan or this Award Agreement.

Participant: _________________________

Social Security Number: _______________

Address:                  ____________________

    ______________________

Email: _______________________________________

Telephone Number: _____________________________

Fax Number: __________________________________

Total Shares to be Purchased: [________]

Per Share Exercise Price: [___________]

Aggregate Exercise Price: [___________]

Award Date: [______________________]

Expiration Date: [_________________________]

1.             Exercise of Stock Options.

1.1           Exercise. Pursuant to the exercise of those certain stock options (the “Stock Options”) granted to Participant under the Plan and the applicable Award Agreement and subject to the terms and conditions of this Exercise Agreement, Participant hereby purchases from the Company, and the Company hereby sells to Participant, the Total Shares to be Purchased set forth above (the “Shares”) for the Aggregate Exercise Price set forth above.

APPENDIX I - 1

1.2           Payment. Participant hereby delivers payment of the Exercise Price in a form permitted under the applicable Award Agreement and the terms of the Plan, in the amount of $_________________, receipt of which is acknowledged by the Company.

2.             Delivery.

2.1           Deliveries by Participant. Participant hereby delivers to the Plan Administrator (a) this Exercise Agreement, executed by the Participant, (b) the Exercise Price for the purchase of the Total Shares set forth above and payment or other provision for any applicable tax obligations in the form of a check or other method permitted under the applicable Award Agreement and the terms of the Plan, and (c) such other documents as required by the Company or Plan Administrator.

2.2           Shares Issued. Upon receipt of the items described in Section 2.1, the Company shall evidence the issuance of the Shares to the Participant. If the Company desires to evidence these Shares by means of certificated shares, the Company shall issue a certificate in the name of Participant for the number of Shares purchased upon exercise of the Stock Option in accordance with this Exercise Agreement.

3.             Rights as a Stockholder. Upon becoming a stockholder of record, Participant will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Participant until such time as Participant disposes of the Shares.

4.             Compliance with Laws and Regulations. The issuance and transfer of the Shares will be subject to, and conditioned upon compliance by the Company and the Participant with, all applicable federal, state and local laws and regulations and all applicable requirements of any stock exchange or automated quotation system on which the Shares may be listed or quoted at the time of such issuance or transfer.

5.             Tax Consequences. Set forth below is a brief summary as of the effective date of the Plan of some of the federal and state tax consequences of exercise of a Stock Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. RECIPIENT SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING A STOCK OPTION OR DISPOSING OF THE SHARES.

5.1           Exercise of Stock Option. There will be no regular federal or state income tax liability upon the exercise of the Stock Option, although the excess, if any, of the Fair Market Value of the Shares on the exercise date over the Exercise Price will be treated as a tax preference item for federal alternative minimum tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.

5.2           Disposition of Shares. If the Shares are held for more than one (1) year after the date of the transfer of the Shares pursuant to the exercise of a Stock Option and more than two (2) years after the Award Date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal and state income tax purposes. If Shares purchased hereunder are disposed of within the applicable one (1) year or (2) year periods, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the exercise date over the Exercise Price.

APPENDIX I - 2

5.3           Tax Liability and Withholding. Notwithstanding any action the Company takes with respect to any or all income tax, social security, payroll tax, or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and the Company (a) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, vesting, or exercise of this Stock Option or the subsequent sale of any Shares acquired upon exercise of this Stock Option; and (b) does not commit to structure this Stock Option to reduce or eliminate the Participant’s liability for Tax-Related Items.

5.4           Non-Qualification of Stock Options. To the extent this Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions, the failure of the shareholders of the Company to authorize the issuance of Incentive Stock Options, the time or manner of its exercise or otherwise), such Stock Option, or the portion thereof which does not qualify as an Incentive Stock Option, shall be deemed to constitute a Non-Qualified Stock Option under the Plan, and shall be subject to tax treatment applicable to such types of Awards.

6.             Notices. Any notice required to be given or delivered to the Plan Administrator or the Company under the terms of this Exercise Agreement shall be in writing (including a writing delivered by facsimile transmission or electronic mail) and addressed to the Plan Administrator at the principal corporate office of the Company. Any notice required to be given or delivered to Participant shall be in writing (including a writing delivered by facsimile transmission or electronic mail) and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Plan Administrator. All notices shall be deemed to have been given or delivered upon: (a) personal delivery; (b) five (5) days after deposit in the United States mail by certified or registered mail (return receipt requested); (c) one (1) business day after deposit with any return receipt express courier (prepaid); or (d) when receipt is acknowledged after transmission by facsimile or electronic mail.

7.             Interpretation. Any dispute regarding the interpretation of this Exercise Agreement shall be resolved by the Plan Administrator, which decision shall be final and binding on the Company and Participant.

8.             Successors and Assigns. The Company may assign any of its rights under this Exercise Agreement. This Exercise Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to applicable restrictions on transfer, this Exercise Agreement shall be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives and designated beneficiary.

APPENDIX I - 3

9.             Governing Law. TO THE EXTENT NOT OTHERWISE PREEMPTED BY FEDERAL LAW, THE VALIDITY, CONSTRUCTION AND EFFECT OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PRINCIPLES.

10.           Choice of Forum. Participant hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the state courts of Delaware (and if jurisdiction in the state courts of Delaware shall be unavailable, the Federal courts of the United States of America sitting in the state of Delaware), and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Exercise Agreement, the Shares issued in connection herewith or for recognition or enforcement of any judgment relating thereto, and Participant hereby (i) agrees not commence any such action or proceeding except in the state courts of Delaware (and if jurisdiction in the state courts of Delaware shall be unavailable, the Federal courts of the United States of America sitting in the state of Delaware), (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in the state courts of Delaware (and if jurisdiction in the state courts of Delaware shall be unavailable, the Federal courts of the United States of America sitting in the state of Delaware), and any appellate court from any thereof, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in the state courts of Delaware (and if jurisdiction in the state courts of Delaware shall be unavailable, the Federal courts of the United States of America sitting in the state of Delaware), and (iv) waives, to the fullest extent it may legally and effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding in the state courts of Delaware (and if jurisdiction in the state courts of Delaware shall be unavailable, the Federal courts of the United States of America sitting in the state of Delaware).

11.           Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING RELATING TO A DISPUTE ARISING OUT OF OR RELATING TO THIS EXERCISE AGREEMENT AND FOR ANY COUNTERCLAIM WITH RESPECT THERETO.

12.           Counterparts. This Exercise Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

13.           Severability. If any provision of this Exercise Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

14.           Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Award Agreement.

APPENDIX I - 4

15.           Headings. The captions and headings of this Exercise Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Exercise Agreement.

16.           Gender and Number. In construing this Exercise Agreement, any masculine terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also include the plural, except when otherwise indicated by the context.

17.           Entire Agreement. The Plan is incorporated herein by reference. This Exercise Agreement, the Award Agreement, and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof. If any inconsistency should exist between the nondiscretionary terms and conditions of this Exercise Agreement and the Plan, the Plan shall govern and control.

IN WITNESS WHEREOF, the Company and the Participant have caused this Exercise Agreement to be executed in duplicate as of the Effective Date first above written.

BIO-PATH HOLDINGS, INC.

By:

(Please print name)

(Please print title)

PARTICIPANT

(Signature)

(Please print name)

APPENDIX I - 5

APPENDIX II

CONSENT OF SPOUSE TO AWARD AGREEMENT

I, ______________________, the spouse of Participant (as defined in the Bio-Path Holdings, Inc. 2022 Stock Incentive Plan Award Agreement to which this consent is attached), have read, understand, and hereby approve all the terms and conditions of (a) such Award Agreement to which this consent is attached and (b) the Plan (as defined therein).

I hereby agree to be irrevocably bound by all the terms and conditions of Bio-Path Holdings, Inc. 2022 Stock Incentive Plan Award Agreement and the Plan and further agree that any community property interest I may have in the Award or any Common Stock that is ultimately held by Participant will be similarly bound by the Bio-Path Holdings, Inc. 2022 Stock Incentive Plan Award Agreement and the Plan.

I hereby appoint Participant, with unrestricted power of substitution and resubstitution, as my attorney-in-fact, to act in my name, place, and stead with respect to any amendment of the Bio-Path Holdings, Inc. 2022 Stock Incentive Plan Award Agreement or the Plan or the exercise of any rights or satisfaction of any obligations thereunder. This grant of power of attorney is irrevocable, shall not be affected by my subsequent death, disability or incapacity, is binding upon each of my legatees, heirs, personal representatives and administrators and is coupled with an interest.

Dated: ___________ ___, _____

Signature:

1